Capital Stock	9 Months Ended
Sep. 30, 2020
Share-based Payment Arrangement [Abstract]
Capital Stock	Capital Stock The authorized capital stock of Teekay at September 30, 2020 and December 31, 2019 was 25 million shares of preferred stock, with a par value of $1 per share, and 725 million shares of common stock, with a par value of $0.001 per share. As at September 30, 2020, Teekay had no shares of preferred stock issued. In April 2019, Teekay filed a continuous offering program (or COP) under which Teekay may issue shares of its common stock, at market prices up to a maximum aggregate amount of $63.0 million. As of September 30, 2020, no shares of common stock have been issued under this COP.